Exhibit 32.1
SELECT MEDICAL HOLDINGS CORPORATION AND
SELECT MEDICAL CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Select Medical Holdings Corporation and Select Medical Corporation (collectively, the “Company”) on Form 10-Q for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Ortenzio, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.
Date: May 15, 2007

/s/ Robert A. Ortenzio
Robert A. Ortenzio
Chief Executive Officer Select Medical Holdings Corporation and Select Medical Corporation